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                                                                   Exhibit 10.28


                            FIRST AMENDMENT TO LEASE


I.       PARTIES AND DATE.

         This First Amendment to Lease (the "Amendment") dated May 10, 2000, is by and between THE IRVINE COMPANY ("Landlord"), and NEWGEN RESULTS CORPORATION, a Delaware corporation ("Tenant").

II.      RECITALS.

         On October 22, 1999, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 9449 Carroll Park Drive, Suite 100, San Diego, California ("Premises").

         Landlord and Tenant each desire to modify the Lease to extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III.     MODIFICATIONS.

         A. BASIC LEASE PROVISIONS. The Basic Lease Provisions are hereby amended as follows:

                  1. Item 5 is hereby deleted in its entirety and substituted therefor shall be the following:

                           "5. Lease Term: The Term of this Lease shall expire at midnight on April 30, 2001."

                  2. Item 6 is hereby amended by adding the following:

                           "Basic Rent: Commencing February 1, 2001, the Basic Rent shall be Thirty Seven Thousand One Hundred Seventy Dollars ($37,170.00) per month, based on $.90 per rentable square foot.

                           Basic Rent is subject to adjustment as follows:

                           Commencing April 1, 2001, the Basic Rent shall be Seventy Four Thousand Three Hundred Forty Dollars ($74,340.00) per month, based on $1.80 per rentable square foot."

         B. RIGHT TO EXTEND THIS LEASE. Section 3.3 RIGHT TO EXTEND THIS LEASE of the Lease is hereby deleted in its entirety and shall have no further force or effect.

         C. ACCEPTANCE OF PREMISES. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be in an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

IV.      GENERAL.

         A. EFFECT OF AMENDMENTS. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

         B. ENTIRE AGREEMENT. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

         C. COUNTERPARTS. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any


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action or proceeding, any photographic, photostatic, or other copy of this
Amendment may be introduced into evidence without foundation.

         D. DEFINED TERMS. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

         E. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

         F. ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V.       EXECUTION.

         Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.


LANDLORD:                                     TENANT:

THE IRVINE COMPANY                            NEWGEN RESULTS CORPORATION,
                                              a Delaware corporation



By /s/ Robert E. Williams, Jr.                By Sam Simkin
  -------------------------------------         --------------------------------
  Robert E. Williams, Jr., President,
  Irvine Industrial Company, a division       Title Senior Vice President
  of The Irvine Company                            -----------------------------



By /s/ Nancy E. Trujillo                      By Sam Simkin
  -------------------------------------         --------------------------------
  Nancy E. Trujillo,
  Assistant Secretary                         Title CFO
                                                   -----------------------------


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